UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 23, 2008

SCM Microsystems, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-29440	77-0444317
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Oskar-Messter-Str. 13, Ismaning, Germany,		85737
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	+49 89 95 95 5000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On October 23, 2008, the Board of Directors of SCM Microsystems, Inc. ("the Company") approved amendments to the Company's Code of Conduct and Ethics, originally adopted in February 2004.

Consistent with the original Code of Conduct and Ethics, the amended version is applicable to all of the Company's employees, including the Chief Executive Officer, Chief Financial Officer and any other principal accounting officer, and for the members of the Board of Directors.

The amended Code of Conduct and Ethics is posted on the Corporate Governance page within the Investor Relations section of the Company's website, at www.scmmicro.com.

The Board of Directors may amend the Code of Conduct and Ethics at any time and has the sole authority to approve any waiver of the Code of Conduct and Ethics relating to the activities of any of the Company's senior financial officers, other executive officers and directors.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCM Microsystems, Inc.

October 28, 2008	By:	/s/ Stephan Rohaly

Name: Stephan Rohaly
Title: Chief Financial Officer and Secretary

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Exhibit Index

Exhibit No.	Description

10.1	Code of Conduct and Ethics revised October 2008